Exhibit 99.1

Helius Medical Technologies Announces Clinical Device Readiness for PoNS™ 4.0

Newtown, PA – June 25 2015 - Helius Medical Technologies, Inc. (CSE: HSM) (OTCQB: HSDT) (“Helius”) is pleased to announce that it has successfully released the first clinical version of the Portable Neuromodulation Stimulator (PoNS™) 4.0 device (see Figure 1 below). The PoNS 4.0 device is manufactured by Ximedica LLC and will be used in Helius’ registrational clinical trial, to investigate its safety and effectiveness for the treatment of balance disorder caused by traumatic brain injury.

“The PoNS 4.0 device represents the combined design and engineering efforts of Helius and our valuable partner, Ximedica. Clinical device readiness keeps Helius on track with our published timelines for trial completion and submission to regulatory agencies for marketing approval,” said Helius’ CEO, Philippe Deschamps.

About the PoNS™

The Portable Neuromodulation Stimulator (PoNS) device is an investigational medical device being studied for the treatment of neurological symptoms caused by disease or trauma. The PoNS is currently being studied in the United States and Canada for the treatment of balance disorder for subjects with mild to moderate Traumatic Brain Injury (mTBI), and in Canada for the treatment of gait and balance disorder for subjects with Multiple Sclerosis (MS).

The PoNS device is a non-invasive means for delivering neurostimulation through the tongue. Researchers believe that use of the tongue as a gateway to the brain may be one of the most natural, non-invasive and direct ways to stimulate the brain. The tongue is anatomically unique, being richly inervated by thousands of nerve fibers and interconnected to the brainstem by two major cranial nerves.

About Helius Medical Technologies (HMT)

Helius Medical Technologies is a medical technology company focused on neurological wellness. HMT seeks to develop, license and acquire unique and non-invasive platform technologies that amplify the brain’s ability to heal itself. HMT intends to file for U.S. Food and Drug Administration clearance for the PoNS™ device. For more information, please visit www.heliusmedical.com. The contents of this website are not, and should be deemed to be, incorporated by reference herein.

About Ximedica

Ximedica is a full service ISO 13485-certified and FDA-registered product development firm with an exclusive focus on medical products. With more than 25 years of experience developing medical devices, combination products and consumer healthcare, Ximedica’s client base spans the globe and ranges from start-ups to the world’s largest medical device manufacturers. Ximedica’s mission is to create products that meet international regulatory requirements and strategic business goals. For more information, visit their website at http://www.ximedica.com. The contents of this website are not, and should be deemed to be, incorporated by reference herein.

The Canadian Securities Exchange has not reviewed and does not accept responsibility for the adequacy or accuracy of the content of this press release.

Cautionary Disclaimer Statement:

This press release contains forward-looking statements relating to the results of the Company’s registrational clinical trial, planned future commercial distribution, and other statements that are not historical facts. Forward-looking statements are often identified by terms such as “will”, “may”, “should”, “anticipate”, “expects” and similar expressions. All statements other than statements of historical fact, included in this release are forward-looking statements that involve risks and uncertainties. There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements. Important factors that could cause actual results to differ materially from the Company’s expectations include the failure to satisfy the conditions of the Securities and Exchange Commission and the Canadian Securities Exchange, the success of the Company’s business plan, availability of funds, government regulations, operating costs, the Company’s ability to achieve revenues and other risks detailed from time to time in the filings made by the Company with its securities regulators.

The reader is cautioned that assumptions used in the preparation of any forward-looking information may prove to be incorrect. Events or circumstances may cause actual results to differ materially from those predicted, as a result of numerous known and unknown risks, uncertainties, and other factors, many of which are beyond the control of the Company. Many factors may cause the Company’s actual results to differ materially from any forward-looking statement. The reader is cautioned not to place undue reliance on any forward-looking information. Such information, although considered reasonable by management at the time of preparation, may prove to be incorrect and actual results may differ materially from those anticipated. Forward-looking statements contained in this press release are expressly qualified by this cautionary statement. The forward-looking statements contained in this press release are made as of the date of this press release and the Company undertakes no obligation to update or revise publicly this press release to reflect events or circumstances after the date hereof, except as required by applicable law.

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Corporate Contact:

Phil Deschamps

614-596-2597

pdeschamps@heliusmedical.com

Investor Relations:

778-588-7144

info@heliusmedical.com

Media Contact:

Becky Kern

914-772-2310

bkern@heliusmedical.com